DTE Energy 2004 Year End Conference Call February 11, 2005 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Executive Vice President & Chief Financial Officer Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Don Stanczak Director - Regulatory Affairs Peter Pintar Outgoing Director of Investor Relations Dina McClung Incoming Director of Investor Relations

Overview 2004 earnings and cash in line with guidance Balance sheet and cash flow remain strong 2005 guidance remains unchanged at $3.30-3.60 per share Progress continues on the regulatory front Continued execution of our previously announced cash redeployment strategy

Outline 2004 Review 2004 Results 2005 Overview Cash Redeployment Strategy

The Successful Execution of our 2004 Priorities was Consistent with our Strategy Maintain cash and balance sheet strength Continue growth momentum Continue sell-down of synfuel portfolio Successful regulatory agenda Successful outcome in rate cases for Detroit Edison and MichCon Achieve structural fixes to the Customer Choice program 2004 Priorities DTE Energy's Long-Term Strategy Maintain a strong utility base Pursue a unique growth strategy focused on value creation in targeted markets Maintain a strong balance sheet Pay an attractive dividend

Detroit Edison Final Rate Order The final rate order provided a significant number of provisions: $374M base rate increase ($248M net of PSCR reduction) Authorized 11% ROE based on 46% equity and $2.9B equity level Power Supply Cost Recovery (PSCR) mechanism modified to include transmission, MISO and NOx emission allowance costs Established a pension expense tracker Full recovery of $550M of past environmental expenditures Surcharges established to recover almost $400M of accrued regulatory assets Progress made on Electric Choice, but more work remains

Successful Sell Down of Synfuel Portfolio We are selling interests in our facilities to optimize our cash generation Successfully sold approximately 92% of capacity The quality of our facilities has appealed to a broad spectrum of investors DTE is the operating partner at all facilities Focus on efficient operations Goal is to maximize our return by generating usable tax credits for our partners % of Synfuel Capacity Sold at Year End Total 2002 2003 2004 To Be Sold Retained Regulated Electric 100 77 47 8 1 0 23 30 39 7 1 Total 2002 2003 2004 To Be Sold Retained 100% 23% 30% 39% 7% 1%

1998 1999 2000 2001 2002 2003 2004 2005 Non-Regulated 42 68 84 162 207 228 241 280 60 Our Consistent Approach Has Sustained 2004 Growth Momentum DaimlerChrysler on-site energy acquisition Mobile Energy Services Co. on-site energy acquisition Coke battery restructuring - new long term contract Energy services contracts at La Paloma and Lake Road power plants Barnett shale property acquisitions 2004 Growth Highlights Non-Utility Operating Earnings ($ millions) $68 $84 $162 $207 $231 $42 $241

2004 Cash and Balance Sheet Accomplishments Achieved cash generation goal of internally funding capital spending and dividend Maintained targeted leverage Extended short-term credit facility to five years $170M equity contribution to pension fund in Q1; no further contributions expected until at least 2007

Outline 2004 Review 2004 Results 2005 Overview Cash Redeployment Strategy

Q4 2004 Operating Performance Business Unit View Utility Non Utility Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.65 $0.29 $0.14 ($0.14) $0.22 $0.27 $0.16 $0.03 $0.01 $0.17 ($0.02) $0.04 ($0.02) ($0.12) $0.94 Overheads & Other $0.25 * Reconciliation to GAAP reported earnings included in the appendix ($0.05)

DTE Energy Q4 2004 Results Operating Earnings (after-tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Lower electric margins, partially offset by incremental rate relief Higher operating costs due to maintenance and outage work Improved gas margins due to weather and rate relief Increased synfuel production and improved wholesale marketing and trading margins Q4 2003 Electric Utility Gas Utility Non-Utility Holding Company Q4 2004 138 119 119 140 162 162 19 21 34 12 $138 ($19) $21 $34 ($12) $162

2004 Operating Performance Business Unit View Utility Non Utility Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $1.84 $0.25 $0.43 ($0.06) $0.49 $1.22 $0.54 $0.07 $0.03 $0.26 ($0.11) $0.12 $0.03 ($0.09) $2.46 Overheads & Other $0.13 * Reconciliation to GAAP reported earnings included in the appendix ($0.23)

DTE Energy 2004 Results Operating Earnings (after-tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix 2003 Electric Utility Gas Utility Non-Utility Holding Company 2004 455 422 419 429 83 23 10 23 Non Ute 231 257 Gas Ute 46 20 Electric Ute 261 177 $500 ($83) ($22) $10 $22 $427 $261 Holding Company Non-Utility Gas Utility Electric Utility $46 $231 ($38) $178 $24 $241 ($16) 2004 2003 Electric Utility Gas Utility Non-Utility Holding Company

Electric Utility 2003 vs. 2004 Variance Operating Earnings (after-tax)* ($ millions) Decreased cooling demand related sales Continued choice margin loss, partially offset by stranded cost and other regulatory deferrals Incremental rate relief Higher employee benefit costs 2003 Weather Choice Lost Margin Net Rate Relief Regulatory Deferrals Pension/Health Care Other 2004 261 245 157 157 181 184 178 178 16 88 24 31 28 6 $261 $178 ($16) ($88) $24 ($28) ($6) $31 2003 Weather Choice Lost Margin Net Rate Relief Regulatory Deferrals Pension/ Health Care Other 2004 ROE 9.5% 6.0% * Reconciliation to GAAP reported earnings included in the appendix

Gas Utility 2003 vs. 2004 Variance Operating Earnings (after-tax)* ($ millions) Decreased heating demand related sales Incremental interim rate relief Higher uncollectable expense due to gas prices, local economy and level of low income funding support Higher employee benefit costs 2003 Weather Interim Rate Relief Uncollectabes Pension/HealthCare Other 2004 46 36 36 28 22 22 23 10 6 14 6 1 $46 ($10) $6 ($14) ($6) 2003 Weather Interim Rate Relief Uncollectables Pension/ Health Care Other 2004 ROE 5.6% 2.8% $2 $24 * Reconciliation to GAAP reported earnings included in the appendix

Non-Utility 2003 vs. 2004 Variance Operating Earnings (after tax)* ($ millions) Increased synfuel production, offset by larger amount of capacity sold and mark-to-market loss from hedges Higher coke prices Closing of DaimlerChrysler On-Site Energy Project Gain from the termination of power contract in 2003 Timing related storage settlement at CoEnergy 2003 gain from the sales of Portland pipeline at Upstream & Midstream Gas Sale of Plug Power shares at Energy Technology Investments Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & development Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Energy Resources Subtotal 2004 $198 9 23 (18) 12 5 44 (40) 21 (19) 6 $241 $233 2003 $197 (7) 9 4 8 6 29 (20) 29 (15) (9) $231 $226 * Reconciliation to GAAP reported earnings included in the appendix

Balance Sheet Strength Interest costs continue to decline from $546M in 2003 to $518M in 2004 In February we refinanced $385M of QUIDS saving $9M (pre-tax) per year, but increasing leverage by 3% Parent company debt is expected to decline by $200M in 2005 * Leverage ratios exclude securitization debt, MichCon short-term debt and quasi-equity instruments, calculation included in the appendix 2003 2004 44 42 3 3 Leverage At 12/31 48% 49% 2003 2004 Liquidity 1725 550 Liquidity ($ millions) $1,725 Available Bank Capacity Current Commercial Paper Balance 2003 2004 15 21 3 3 Funds from Operation/Debt At 12/31 21% 15% FFO ($millions) $876 $1,218 $550

2004 Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2003 Actual 2004 Actual Adjusted cash from operations improved 17% from 2003 to 2004, led by higher synfuel payments Capital spending was higher due to the first phase of SAP implementation and higher investment in Detroit Edison's base business After capital spending and the dividend, net cash flow was slightly positive in 2004

2004 Capital Expenditures 2004 Actual 2003 Actual Detroit Edison - Operation $444 $546 - Environmental 64 22 - SAP Implementation 15 77 MichCon 92 113 Non-Utility Corporate 64 57 Total $785 $940 DTE Energy Capital Expenditures ($ millions) - Maintenance 49 45 - Growth 57 80

Outline 2004 Review 2004 Results 2005 Overview Cash Redeployment Strategy

Priorities for 2005 Develop stable, long-term regulatory structure by further addressing Electric Choice Continue to improve operations Effectively deploy cash flow Focus on credit rating and balance sheet metrics

2005 Regulatory Calendar Highlights February March October - November Detroit Edison Rate Restructuring proposal filed Retiree Healthcare Expense Tracker proposal filed Final Order in MichCon Rate Case expected Requested timing of order on Rate Restructuring proposal April Proposed timing of Staff testimony on Rate Restructuring Mandated true-up filing for 2004 stranded costs and PSCR Schedule set by MPSC for Rate Restructuring proposal

Detroit Edison Rate Restructuring Proposal If implemented, the Rate Restructuring proposal would: Unbundle rates into power supply and distribution components Establish rates based on actual cost of service for all customers Unbundled rates would become effective January 1, 2006 and rate subsidies would be phased out over a five year period No incremental revenues are being requested as revenue requirements are based on Detroit Edison's recent rate order

2005 Guidance 2003 2004 2005 Non-Regulated 236 241 310 Regulated Gas 46 23 84 Regulated Electric 282 178 280 Holding Company -30 -15 -65 Choice Impacts 63 80 30 $427 Electric Utility Gas Utility Non-Utility EPS $2.46 $178 $24 $241 Holding Company $580-635 $270-290 $75-85 $300-320 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($60-65) 2004 Actual 2005 Guidance We are maintaining earnings guidance Utility earnings will primarily benefit from incremental rate relief Earnings improvement expected at most non-utility businesses Detroit Edison merger-related interest remains at Holding Company DTE Energy Operating Earnings* ($ millions) ($16)

2005 Non-Utility Operating Earnings Guidance Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & development Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Non-Utility Operating Earnings* ($ millions) Energy Resources Subtotal 2005E $215-225 25-30 20 (13) 15 6 50-55 (43) 30 (5) - $300-320 $275-295 * Reconciliation to GAAP reported earnings included in the appendix 2004 $198 9 23 (18) 12 5 44 (40) 21 (19) 6 $241 $233

Synfuel Update 2004 2005 92 99 Percent of Capacity Sold At Year End 92% ~99% 2004 2005E 2004 2005 15.6 18 1 Tons Produced Millions 15.6 18-19 2004 2005E 2004 2005 168 420 Cash Flow $ Millions $168 $420 2004 2005E 2004 2005 199 215 10 Net Income $ Millions $198 $215-225 2004 2005E

Synfuel Update We anticipate that the value of the section 29 tax credit will begin to decline if the average calendar year NYMEX price of oil exceeds $56 The current NYMEX price is ~$45-46, the year-to-date average is ~$47 Based on year-to-date actuals, oil prices must average $57 in order to exceed the $56 average calendar year threshold price We have hedged ~2/3 of 2005 synfuel cash flow Hedges are marked-to-market: $1 change in the average calendar year price of oil = $2-3M of after-tax mark-to-market gain/loss $7M (after-tax) of mark-to-market losses recognized in 2004 Depending on oil prices and their forward outlook, accounting principles may require us to take a conservative position on synfuel earnings recognition. This could shift earnings to later in 2005 The decision to recognize earnings will be made at the end of each quarter

Outline 2004 Review 2004 Results 2005 Overview Cash Redeployment Strategy

2005-2008 Cash Redeployment Framework Balance Sheet Targets Excess Cash Share Repurchase Growth Investment Cash available for redeployment is expected to total $1.65B from 2005 to 2008 Our first use of this cash will be to reduce parent debt We will continue to pursue growth investments that meet our strict risk- return and value creation criteria Share repurchases will be used to build share value if adequate investment opportunities are not available. We currently have a $700M stock repurchase authorization

Projected Cash Available for Redeployment ($ millions) $450-500 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $200 $250-300 2005 Cash Available $1,650 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $600-700 $950-1,050 2005-2008 Cash Available

Investment Opportunity Update Barnett Shale Own a working interest in ~50,000 net acres and currently drilling test wells This summer we expect to provide an initial estimate on scope Coke Battery In discussions on several projects We expect to partner with industry players and take 30-40% equity stakes in the projects On-Site Projects In active discussions with auto manufacturers Currently constructing a facility to supply multiple Kimberly Clark mills with solid fuel

Summary Despite being a difficult year from an earnings perspective, we successfully met many of our corporate objectives in 2004 We expect substantial earnings improvement in 2005 Throughout 2005 work will continue on the regulatory front, particularly around our rate restructuring proposal We will continue with the execution of our cash redeployment strategy

Appendix

Our Non-Utility Businesses Have Produced Strong Returns on Investment 8%* 8%* $440 Gas Production & Midstream Gas 16% 14% $40 Biomass Energy >30% 23% $60 Coal Services 28% 21% $810 Energy Services After-Tax ROE Unlevered After-Tax Return on Capital Capital Invested Through 2003 ($M) Average 2001 - 2003 Energy Trading provides solid annual returns - $30M of net income and $36M of cash in 2003 $10 Energy Trading * Negatively impacted by pre-merger invested capital and below market gas supply contracts

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Cumulative 2005-2008 Capital ($M) $300-450 $250-350 $50-100 $600-900 Total Range of Expected Investment Returns* 10-20% 15-20% 10-15% * After-tax return on DTE Energy capital Coal transportation and marketing Gas pipelines and storage Energy marketing and trading On-site energy projects Steel-related projects Power generation with services Waste coal recovery Michigan gas production Shale and coal bed methane Landfill gas Our Potential Investments Will Focus in Three Key Areas

Power and Industrial Project Opportunities Recently closed DaimlerChrysler transaction led to active discussions with other auto manufacturers Potential opportunities for investment in new coke production Recently signed agreement with industrial host to develop 200 MW coal-fired power plant Project provides opportunity for DTE to earn fees for project development, asset management and O&M services Potential (but no obligation) for DTE to take an equity position in the project Strong interest from coal companies for in- line waste coal recovery projects Kimberly-Clark Tissue Mill Mobile, Alabama * Net of non-recourse, project debt Anticipate potential to invest $300-450M of DTE Energy capital* in power and industrial projects from 2005-2008

Drilling in lower risk expansion areas in Michigan Own a working interest in ~ 50,000 net acres in Barnett Shale, and continue to develop additional opportunities Barnett Shale drilling plan Drilling of first wells began Dec. 2004 Plan for significant number of test wells in first half of 2005 Nearby wells very encouraging Should be able to scale the opportunity by summer 2006 If development drilling is successful, anticipate investing $250-350M in unconventional gas production from 2005-2008 Barnett Shale Unconventional Gas Production Opportunities Significant opportunities for investment in our existing Michigan Shale business as well as our new Barnett Shale project

Fuel Transportation and Marketing Opportunities Likely expansion of Vector pipeline from 1.0 Bcfd to 1.2 Bcfd by 2006, and possibly to 1.5 Bcfd by 2008 Pipe currently running full, demand is growing Low-cost expansion capability exists Economic expansions of our Michigan storage fields Potential development of the Millennium pipeline, which will add additional value to our Michigan storage and Vector pipeline Anticipate potential to invest $50-$100M in fuel transportation and marketing businesses from 2005-2008

2005 Adjusted Cash from Operations ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2004 Actual 2005 Guidance

2005 Capital Expenditures 2005 Guidance 2004 Actual * Excludes growth capital Detroit Edison - Operation $546 $540-560 - Environmental 22 100 - SAP Implementation 77 130-135 MichCon 113 110-115 Non-Utility 125 75-85* Corporate 57 65-75 Total $940 $1,020-1,070 DTE Energy Capital Expenditures ($ millions)

In 2005 There Will Be Substantial Cash Available for Redeployment DTE Energy Cash Available for Redeployment ($ millions)

Synfuel Portfolio Ownership Interest as of 12/31/2004 Manufacturer Yearly Production Capacity (000 tons) Sold Facilities Belews Creek 1% EarthCo 2,960 Buckeye (2) 1% EarthCo 5,920 Clover 5% EarthCo 2,640 Smith Branch 1% EarthCo 2,750 Retained Facilities Indy Coke 1% EarthCo 2,640 Red Mountain 1% Covol 1,577 River Hill 100% Covol 1,577 Utah 1% Covol 1,600 Determination Letter Recently Completed Field Audit 20,087 Yes Yes Yes No No Yes Yes Yes Yes No No No No Yes No Yes

Leverage Calculation

Reconciliation of Q4 Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of Total Year Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes